SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2006
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:     (408) 235-5500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On January 4, 2006, Terayon Communication Systems, Inc. (“Terayon”) announced that Chunghwa Telecom, Taiwan’s largest telecommunications provider, has selected the Terayon DM 6400 Network CherryPicker® for its Multimedia on Demand (MOD) architecture.
ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Chunghwa Telecom Selects Terayon DM 6400 Network CherryPicker For Expansion of Taiwan Multimedia-On-Demand Deployment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer

Date: January 4, 2006

EXHIBIT INDEX

Exhibit 99.1	Chunghwa Telecom Selects Terayon DM 6400 Network CherryPicker For Expansion of Taiwan Multimedia-On-Demand Deployment.